UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. 2)

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☐	Soliciting Material Pursuant to 240.14a-12

Learning Tree International, Inc.

(Name of Registrant as Specified In Its Charter)

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Learning Tree International, Inc.

1805 Library Street, Reston, Virginia 20190

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, June 19, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Learning Tree International, Inc. will be held at Learning Tree International, 1805 Library Street, Reston, Virginia 20190 on Tuesday, June 19, 2007 at 10:00 a.m. Eastern Daylight Time for the following purposes as more fully described in the accompanying Proxy Statement:

1.	To elect three Class III directors for a term of three years.

2.	Approve the 2007 Equity Incentive Plan.

3.	To approve an amendment to the Learning Tree Certificate of Incorporation decreasing the authorized preferred stock from 10,000,000 shares to 1,000,000 shares.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on April 30, 2007 as the record date for determining the stockholders entitled to notice of and to vote at the Annual Meeting, or at any adjournment thereof. Only stockholders at the close of business on the record date are entitled to vote at the Annual Meeting.

Accompanying this Notice are a Proxy Card and a Proxy Statement. If you will not be able to attend the Annual Meeting to vote in person, you may vote your shares by completing and returning the accompanying proxy card or by voting electronically via the Internet or by telephone. To vote by mail, please mark, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid envelope. To vote by Internet, go to http://www.proxyvote.com and to vote by telephone, call 1-800-690-6903, and follow the instructions to cast your vote. For voting by Internet or telephone, you will need to have your 12-digit control number, located on your proxy card, available. Please do not return the enclosed paper ballot if you are voting by Internet or telephone. The proxy may be revoked at any time prior to its exercise at the Annual Meeting.

By Order of the Board of Directors,

/s/ David C. Collins
David C. Collins, Ph.D.
Chairman of the Board

April 30, 2007

LEARNING TREE INTERNATIONAL, INC.

1805 Library Street, Reston, Virginia 20190

PROXY STATEMENT

INTRODUCTION

This Proxy Statement is furnished to the stockholders of Learning Tree International, Inc., a Delaware corporation (“Learning Tree”) in connection with the solicitation of proxies on behalf of the Board of Directors of Learning Tree. The proxies solicited hereby are to be voted at the Annual Meeting of the Stockholders of Learning Tree to be held at Learning Tree International Inc., 1805 Library Street, Reston, Virginia 20190 on June 19, 2007 at 10:00 a.m. Eastern Daylight Time and at any and all adjournments thereof (the “Annual Meeting”).

At the Annual Meeting, stockholders will be asked to consider and vote upon the following proposals:

1.	To elect three Class III directors for a term of three years.

2.	Approve the 2007 Equity Incentive Plan.

3.	To approve an amendment to the Learning Tree Certificate of Incorporation decreasing the authorized preferred stock from 10,000,000 shares to 1,000,000 shares.

4.	To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

A form of proxy is enclosed. The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder executing the proxy. The Learning Tree Board of Directors recommends that stockholders vote “FOR” the election of the nominees for the Board of Directors named below and “FOR” the approval of the 2007 Equity Incentive Plan and FOR the amendment to the Learning Tree Certificate of Incorporation decreasing the authorized preferred stock from 10,000,000 shares to 1,000,000 shares. Unless a proxy directs otherwise, the shares represented by each properly executed unrevoked proxy will be voted in accordance with these recommendations. With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote the proxy in accordance with their best judgment.

If you will not be able to attend the Annual Meeting to vote in person, you may vote your shares by completing and returning the accompanying proxy card or by voting electronically via the Internet or by telephone. To vote by mail, please mark, sign and date the accompanying proxy card and return it promptly in the enclosed postage paid envelope. To vote by Internet, go to http://www.proxyvote.com or to vote by telephone, call 1-800-690-6903, and follow the instructions to cast your vote. For voting by Internet or telephone, you will need to have your 12-digit control number, located on your proxy card, available. Please do not return the enclosed paper ballot if you are voting by Internet or telephone. Learning Tree has been advised by counsel that these procedures are consistent with the requirements of the applicable law.

Any proxy given may be revoked at any time prior to its exercise by filing, with the Secretary of Learning Tree, an instrument revoking such proxy or by the filing of a duly executed proxy bearing a later date. Any stockholder present at the meeting who has given a proxy may withdraw it and vote his or her shares in person if such stockholder so desires.

This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 18, 2007. Learning Tree intends to solicit proxies primarily by mail. However, directors, officers, agents and employees of Learning Tree may communicate with stockholders, banks, brokerage houses and others by telephone, e-mail, in person or otherwise to solicit proxies. Additionally, Learning Tree intends to post this Proxy Statement on its website for public review. Learning Tree has no present plans to hire special employees or paid solicitors to assist in obtaining proxies, but reserves the option to do so. All expenses incurred in connection with this solicitation will be borne by Learning Tree. Learning Tree requests that brokerage houses, nominees, custodians, fiduciaries and other like parties forward the soliciting materials to the underlying beneficial owners of Learning Tree’s Common Stock. Learning Tree will reimburse reasonable charges and expenses in doing so.

VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

Outstanding Shares; Record Date

Only holders of record of Learning Tree’s voting securities at the close of business on April 30, 2007 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the Record Date, approximately 16,495,808 shares of Learning Tree’s Common Stock were issued and outstanding. Holders are entitled to one vote at the Annual Meeting for each share of Common Stock held which was issued and outstanding as of the Record Date.

The presence, in person or by proxy, of stockholders holding at least a majority of the outstanding Common Stock will constitute a quorum for the transaction of business at the Annual Meeting.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth the beneficial ownership of the Common Stock of Learning Tree as of April 30, 2007 by (i) each person or entity known by Learning Tree to own beneficially more than 5% of the outstanding Common Stock (based upon review of 13F and 13G filings as of January 12, 2007), (ii) each of Learning Tree’s directors, (iii) each of the persons named in the Summary Compensation Table and (iv) all directors and executive officers as a group. Except as otherwise noted, the persons or entities named have sole voting and investment power with respect to all shares shown as beneficially owned by them.

	Common Stock(1)
Name and Address of Owner	Number of Shares	Percent of Class
David C. Collins(1)(2)(3)(4)	4,220,227	25.6%
Eric R. Garen(1)(2)(5)(6)	3,382,105	20.5%
Nicholas R. Schacht(1)(2)	162,500	*
Mary C. Adams(1)(2)(3)(4)	4,220,227	25.6%
Magnus Nylund(1)(2)	7,840	*
W. Mathew Juechter(1)(2)	34,760	*
Curtis A. Hessler(1)(2)	5,000	*
Stefan C. Riesenfeld(2)	0	*
George T. Robson(2)	0	*
Howard A. Bain III(1)(2)	5,000	*
LeMoyne T. Zacherl(1)(2)	12,500	*
Theodore E. Guth(5)(6)	1,147,065	7.0%
Epoch Investment Partners, Inc.(7) 640 Fifth Avenue, 18th Floor New York, NY 10019 (212) 303-7200	931,313	5.7%
Hawkshaw Capital Management LLC(8) 400 Madison Avenue, 14th Floor New York, NY 10017 (212) 207-3909	866,055	5.3%
All directors and executive officers as a group(1)(9)	7,829,932	47.5%

*	Less than 1%

Note: Pursuant to Item 403 of Regulation S-K, the number of shares listed for each individual reflects their beneficial ownership, as defined in accordance with that Item. As a result, in some cases, more than one beneficial owner has been listed for the same securities. In accordance with Instruction 5 of Item 403, where more than one beneficial owner has been listed for the same securities, in computing the aggregate number of shares owned by directors and officers of the registrant as a group, those shares have been counted only once. See the footnotes below for specific share ownership details.

(1)	For purposes of this table, a person or group of persons is deemed to have “beneficial ownership” of any shares that such person or group has the right to acquire within 60 days after April 30, 2007. These shares are deemed to be outstanding for purposes of computing the percentage of outstanding shares held by each person or group on that date, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. The number of shares in this table includes the following number of shares issuable upon vested options or which vest within 60 days after April 30, 2007: 162,500 shares for Mr. Schacht; 25,000 shares for Ms. Adams; 12,500 shares for Mr. Zacherl, 7,500 shares for Mr. Nylund, 5,000 shares for Mr. Juechter; 5,000 shares for Mr. Hessler; 5,000 shares for Mr. Bain; and 222,500 shares for all directors and executive officers as a group.
(2)	Dr. Collins is the Chairman of the Board of Directors, Mr. Garen is the Vice Chairman of the Board of Directors of Learning Tree and Ms. Adams is the Chief Administrative Officer and Secretary of Learning Tree. Mr. Juechter, Mr. Hessler, Mr. Bain, Mr. Riesenfeld and Mr. Robson are Directors of Learning Tree. The address of these individuals is Learning Tree International, Inc., 400 N. Continental Blvd., Suite 200, El Segundo, California 90245. Mr. Schacht is the President and Chief Executive Officer and a Director, Mr. Zacherl was the Chief Financial Officer and Chief Accounting Officer until May 1, 2007, and Mr. Nylund is the Chief Information Officer of Learning Tree. The address of these individuals is Learning Tree International, Inc., 1805 Library Street, Reston, Virginia 20190.
(3)	Dr. Collins and Ms. Adams are married. Accordingly, the shares listed for Dr. Collins include 222,640 shares and options beneficially owned by Ms. Adams, and those listed for Ms. Adams include 1,472,248 shares beneficially owned by Dr. Collins, although each disclaims beneficial ownership of the other’s shares.
(4)	The shares listed for each of Dr. Collins and Ms. Adams include (i) 89,918 shares owned by the Collins Family Foundation, the directors and officers of which are Dr. Collins and Ms. Adams, but as to which they disclaim beneficial ownership; (ii) 238,323 shares owned by Adventures in Learning Foundation, of which Dr. Collins and Ms. Adams are a minority of the trustees and as to which they disclaim beneficial ownership; (iii) 1,980,635 shares owned by DCMA Holdings LP, of which Dr. Collins and Ms. Adams are general partners, but as to which they disclaim beneficial ownership; and (iv) 216,463 shares owned by the Collins Family Trust, of which David C. Collins and Mary C. Adams are the trustees.
(5)	The shares listed for Mr. Garen include (i) 61,454 shares owned by the Garen Family Foundation, of which Mr. Garen is a trustee, but as to which he disclaims beneficial ownership. Also included in Mr. Garen’s shares are (i) 496,033 shares held by the Nicole Suzanne Garen Family Trust; (ii) 496,033 shares held by the Steven Robert Garen Family Trust; and (iii) 154,999 shares held by the Garen Dynasty Trust, as to which Mr. Garen lacks voting and disposition power and as to which he disclaims beneficial ownership. See footnote 6.
(6)	Mr. Guth has sole voting and disposition power, as Trustee, of (i) 496,033 shares held by the Nicole Suzanne Garen Family Trust, (ii) 496,033 shares held by the Steven Robert Garen Family Trust, and (iii) 154,999 shares held by the Garen Dynasty Trust, but as to which he disclaims beneficial ownership. Mr. Guth’s address is Guth | Christopher LLP, 10866 Wilshire Boulevard, Suite 1250, Los Angeles, California 90024.
(7)	Based upon information contained in the December 31, 2006 Schedule 13F filed by Epoch Investment Partners, Inc., it has sole investment discretion with respect to all 964,243 shares and sole voting power with respect to 964,243 of those shares.
(8)	Based upon information contained in the December 31, 2006 Schedule 13G filed by Hawkshaw Capital Management, LLC, it has shared investment discretion and, shared voting power with respect to all 866,055 shares .
(9)	As described in Footnotes 3, 4, 5 and 6, certain of the shares have been listed for more than one of the named individuals. This total reflects the total number of shares owned by the director and officer group as a whole, eliminating the shares attributed to more than one individual.

PROPOSAL 1: ELECTION OF DIRECTORS

Learning Tree’s Board of Directors has eight members and is divided into three classes, Class I, Class II and Class III, with staggered terms. The current terms of the Class III directors expire at the Annual Meeting to be held this year, the terms of the Class I directors will expire at the annual meeting of stockholders to be held in 2008, and the term of the Class II directors will expire at the annual meeting of stockholders to be held in 2009. At each annual meeting of stockholders, directors are elected for a three-year term to succeed the directors whose terms are then to expire.

Information Concerning Nominees and Other Directors

Name	Age	Position with Learning Tree
Class III Directors—Nominees for election to terms expiring in 2010.
David C. Collins	66	Chairman of the Board of Directors
Eric R. Garen	60	Vice Chairman of the Board of Directors
George T. Robson	60	Director

Class I Directors—Present term expires in 2008.
Nicholas R. Schacht	47	President, CEO and Director
Howard A. Bain III	61	Director
Curtis A. Hessler	63	Director

Class II Directors—Present term expires in 2009.
W. Mathew Juechter	73	Director
Stefan C. Riesenfeld	58	Director

Dr. Collins, a co-founder of Learning Tree, has been Chairman of the Board since Learning Tree began operations in August 1974. Until his retirement on October 1, 2005, Dr. Collins also served as the Chief Executive Officer of Learning Tree for 31 years. Dr. Collins has a Bachelor of Science degree (with distinction) in Electrical Engineering from Stanford University, and Masters and Ph.D. degrees in Electrical Engineering from the University of Southern California.

Mr. Garen, a co-founder of Learning Tree, has served as Vice Chairman of Learning Tree’s Board of Directors since November 2003. From 1991 through November 2003, Mr. Garen served as President of Learning Tree, and prior to that as Executive Vice President of Learning Tree since 1974. Mr. Garen holds a Bachelor of Science degree in Electrical Engineering from the California Institute of Technology and a Masters degree in Computer Science from the University of Southern California, earning both degrees with honors.

Mr. Robson has served as a director of Learning Tree since November 2006. He is also a director of Liberty Tax Service, a private company serving the tax preparation needs of individuals. He was the Chief Financial Officer of Unisys Corporation from 1990 until 1996, the Chief Financial Officer of H & R Block from 1996 until 1997 and the Chief Financial Officer of Dendrite International, a supplier of software and services to the pharmaceutical industry, from 1997 until 2002, and on an interim basis during 2005. Mr. Robson holds a B.S. in Economics and Finance from the Wharton School of the University of Pennsylvania and an M.S. in Management from Binghamton University.

Mr. Juechter has been a director of Learning Tree since June 1987. He is President and Chief Executive Officer of IRA, Inc., a management consulting company that works primarily in the areas of strategy, structure and executive development. From 1991 to 1999, he was Chief Executive Officer of ARC International Ltd., a management consulting and training company. From 1986 to 1991, Mr. Juechter was Managing Director of IRA, Inc. in St. Paul, Minnesota. Mr. Juechter served as President and Chief Executive Officer of Wilson Learning Corp., a multi-national training organization, from 1977 to 1986. From 1989 to 1997, he also was President of the

Board of Governors of the American Society for Training and Development (ASTD). Mr. Juechter is a graduate of Boston University and Harvard Business School.

Mr. Riesenfeld has been a director of Learning Tree since November 2006. Mr. Riesenfeld has been a senior executive of major international technology companies. From 2000 to 2003 he served as Chief Financial Officer of Asia Global Crossing which filed for protection under Chapter 11 of the U.S. Bankruptcy Code in November 2002. From 1999 to 2000 he served as Chief Financial Officer of Teledyne Technologies. From 1996 to 1999 he served as Finance Director (Chief Financial Officer) of ICL PLC in London, England. From 1989 to 1996 he served as Corporate Treasurer of Unisys Corporation. Mr. Riesenfeld is on the Board of Directors and is Treasurer of the Santa Barbara Symphony. He holds an MBA and an MA (economics) from Stanford University and a B.S in physics from the California Institute of Technology.

Mr. Schacht has been President and Chief Executive Officer of Learning Tree since October 2005. He was President and Chief Operating Officer of Learning Tree from 2003 until 2005, and was Chief Operating Officer of Learning Tree from 2002 to 2003. He was president of Global Learning Systems from 1999 to 2002, Group President for the Institute for International Research from 1998 to 1999, and held a variety of positions with ESI International from 1989 to 1998, culminating as its President. From 1987 to 1989, Mr. Schacht was a Research Fellow with Logistics Management Institute, and from 1981 to 1987, he was a U.S. Naval officer. Mr. Schacht holds a B.S. degree with honors from the U.S. Naval Academy, a Master’s degree in General Administration from the University of Maryland, and a Master of Science degree from The George Washington University.

Mr. Bain has served as a director of Learning Tree since June 2001. In addition to Learning Tree, he is also a director of PGP Corporation, a global leader in enterprise data security and encryption solutions, a private venture capital financed software company. He is an independent consultant in all aspects of corporate finance and operations and has held Chief Financial Officer positions at Portal Software (NASDAQ: PRSF) from 2001 to 2004, Vicinity Corporation (NASDAQ: VCNT) in 2000, Informix (NASDAQ: IFMX) from 1999 to 2000, and Symantec Corporation (NASDAQ: SYMC) from 1991 to 1999. He has additional experience in various technology companies in the areas of semiconductor devices and manufacturing equipment; laser-based large screen projection systems; and computer disk drives. He has also been a consultant with Arthur Andersen LLP where he was a certified public accountant. Mr. Bain holds a B.S. in Business from California Polytechnic University. Mr. Bain currently qualifies as an independent director and certified financial expert under the Sarbanes-Oxley Act of 2002.

Mr. Hessler has been a director of Learning Tree since April 2003. He was Chairman and founding Chief Executive Officer of 101communications LLC, an international publishing and educational conference company serving advanced information technology professionals from 1998-2006. From 1997 to 1998 he served as President and Chief Executive Officer of Quarterdeck Corporation, a software firm. From 1996 to 1997 he served as Chairman and Chief Executive Officer of I-Net, Inc., a network management services company. From 1991 to 1995 he served as Executive Vice President, Chief Financial Officer of the Times Mirror Company, a media company. From 1984 to 1990 he was employed by Unisys Corporation, a computer and computer services company and held various senior management positions including Vice Chairman and Chief Financial Officer. From 1981 to 1983 he was a partner of Paul Weiss Rifkind Wharton and Garrison, a law firm. From 1977 to 1981 he held various positions with the Federal Government: Assistant Secretary of the U.S. Treasury for Economic Policy, Executive Director of the President’s Economic Policy Group and Associate Director of the Office of Management and Budget. Mr. Hessler is a graduate of Harvard College (BA, summa), Oxford University (Rhodes Scholarship), the Yale Law School (JD), and the University of California, Berkeley (MA Economics).

Quorum; Vote Required

Nominees will be elected as directors by a plurality of the votes cast. The shares of each properly executed unrevoked proxy will be voted FOR the election of all of the nominees, unless the proxy otherwise directs.

Abstentions, broker non-votes and instructions on a proxy to withhold authority to vote for one or more of such nominees will result in the respective nominees receiving fewer votes.

All of the nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board recommends.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE

ABOVE-NAMED NOMINEES.

EXECUTIVE OFFICERS OF THE REGISTRANT

Name	Age	Title
David C. Collins	66	Chairman of the Board of Directors
Nicholas R. Schacht	47	President and Chief Executive Officer
Mary C. Adams	51	Chief Administrative Officer and Secretary
LeMoyne T. Zacherl	54	Chief Financial Officer and Chief Accounting Officer
Magnus Nylund	37	Chief Information Officer

For the biographies of Dr. Collins and Mr. Schacht, please see above.

Ms. Adams served as Chief Administrative Officer since October 2003 and was also Secretary of the corporation prior to her retirement in February 2007. She was Vice President, Administration and Investor Relations from 1995 to 2003. She began her association with Learning Tree in September 1975 and has held a variety of key positions in Learning Tree. Ms. Adams retired from Learning Tree on February 15, 2007.

Mr. Zacherl has been the Chief Financial Officer of Learning Tree since July 2005 and is also the Chief Accounting Officer. Previously Mr. Zacherl was the Chief Financial Officer of SatoTravel, Inc., a subsidiary of Navigant International, Inc., beginning in 2002. Mr. Zacherl was the Vice President, Finance for SAVVIS Communications, Inc. from 1999 to 2001. Prior to SAVVIS, Mr. Zacherl held Senior Management financial positions with WorldSpace, Inc., Adelphia Communications, Inc., LoralOrion, Inc. and Feld Entertainment, Inc. His professional career began with serving twelve years in the PricewaterhouseCoopers LLP Pittsburgh, PA and Washington, DC offices. Mr. Zacherl holds a B.S. degree in Accounting from Gannon University, Erie, PA. He passed the CPA exam in 1978. Mr. Zacherl left Learning Tree on May 1, 2007.

Mr. Nylund has been the Chief Information Officer of Learning Tree since October 2005. His responsibilities include the development, maintenance, and integration of all Learning Tree information systems. He also heads Learning Tree’s Compliance Department. He was Learning Tree’s Vice President, Worldwide Information Systems from 2001 to 2005. Prior to his role as Vice President, Worldwide Information Systems, Mr. Nylund served as Director, Worldwide IS Operations. He joined Learning Tree in 1992 in Learning Tree’s Swedish Operating Unit. Mr. Nylund has a Diploma in Computer Science from the University of Gävle, Sweden.

David C. Collins and Mary C. Adams are married. There are no other family relationships among any of the directors or executive officers of Learning Tree.

BOARD MEETINGS AND COMMITTEES

The Board of Directors (the “Board”) held six meetings during fiscal year 2006. The Board has three separately designated standing committees: the Audit Committee, the Compensation and Stock Option Committee and the Nominating and Corporate Governance Committee (the “Governance Committee”). Each member of these standing committees has been determined to meet the standards for “director independence” as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act and as adopted by the Nasdaq National Market. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and meetings of committees of the Board on which he served during fiscal year 2006.

Audit Committee

The members of the Audit Committee are Messrs. Bain, Riesenfeld and Robson. The Audit Committee has adopted a charter which is posted on Learning Tree’s website at http://www.learningtree.com/investor and a copy of which is attached to this Proxy Statement as Exhibit A. The principal functions of the Audit Committee are to review the plan and results of Learning Tree’s independent audit with Learning Tree’s independent auditors and management, to review Learning Tree’s systems of internal control over financial reporting, and to engage or discharge Learning Tree’s independent auditors. The Board has determined that each member of the Audit Committee is “independent” as required in the Audit Committee Charter. The Audit Committee met 14 times during fiscal year 2006. The material in this paragraph shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Learning Tree specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

Learning Tree’s Board of Directors has determined that Howard A. Bain III, Chairman of Learning Tree’s Audit Committee, is a financial expert because he has the following attributes: (i) an understanding of generally accepted accounting principles (“GAAP”) and financial statements; (ii) the ability to assess the general application of such principles in connection with accounting for estimates, accruals and reserves; (iii) experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by Learning Tree’s financial statements, or experience actively supervising one or more persons engaged in such activities; (iv) an understanding of internal control and procedures for financial reporting; and (v) an understanding of audit committee functions. Mr. Bain has acquired these attributes by means of having held various positions that provided relevant experience, as described above. Learning Tree’s Board of Directors has determined that Mr. Bain is independent as that term is used in Item 7(d)(3)(iv) of Schedule 14A under the Exchange Act.

Compensation and Stock Option Committee

The members of the Compensation Committee are Messrs. Hessler, Juechter and Robson. The principal functions of the Compensation Committee are to (i) review and make recommendations to the Board with respect to the direct and indirect compensation and employee benefits of the Chairman, President and other elected officers of Learning Tree, (ii) review, administer and make recommendations to the Board with respect to any incentive plans and bonus plans that include elected officers, review Learning Tree’s policies relating to the compensation of senior management and other employees, address matters relating to Learning Tree’s stock option plans and provide recommendations to the Board as to grants of stock options. In addition, the Compensation Committee reviews management’s long-range planning for executive development and succession, establishes and periodically reviews policies on perquisites and performs certain other review functions relating to management compensation and employee relations policies. The Compensation Committee met six times during fiscal year 2006.

Nominating and Corporate Governance Committee

The members of the Governance Committee are Messrs. Juechter, Riesenfeld and Hessler. The Governance Committee has adopted a charter which is posted on Learning Tree’s website at http://www.learningtree.com/investor. The Governance Committee met five times during fiscal year 2006.

The Governance Committee manages the process for evaluating current Board members at the time they are considered for renomination. After considering the appropriate skills and characteristics required on the Board, the current makeup of the Board, the results of the evaluations, and the wishes of the Board members to be renominated, the Governance Committee recommends to the Board whether those individuals should be renominated.

On at least an annual basis, the Governance Committee reviews with the Board whether it believes the Board would benefit from adding a new member(s), and if so, the appropriate skills and characteristics required for the new member(s). If the Board determines that a new member would be beneficial, the Governance Committee solicits and receives recommendations for candidates and manages the process for evaluating candidates. All potential candidates, regardless of their source, are reviewed under the same process. The Governance Committee (or its chairman) screens the available information about the potential candidates. Based on the results of the initial screening, interviews with viable candidates are scheduled with Governance Committee members, other members of the Board and senior members of management. Upon completion of these interviews and other due diligence, the Governance Committee may recommend to the Board the election or nomination of a candidate.

Candidates for independent Board members have typically been found through recommendations from directors or others associated with Learning Tree or with the help of executive search firms (which receive a fee for their services). Where executive search firms have been used, Learning Tree has provided the search firm with a written description of both minimum and desired qualifications for that specific candidate. Based upon these qualifications, the search firm collects resumes and other data about potential candidates and recommends potential candidates to the Governance Committee. Learning Tree’s stockholders may also recommend candidates by sending the candidate’s name and resume to the Governance Committee under the provisions, set forth below, for communication with the Board. No such suggestions from Learning Tree’s stockholders were received in time for the 2007 Annual Meeting.

The Governance Committee has no predefined minimum criteria for selecting Board nominees, although it believes that all independent directors should share qualities such as, independence; experience at the corporate, rather than divisional, level in multi-national organizations larger than Learning Tree; relevant, non-competitive experience; and strong communication and analytical skills. In any given search, the Governance Committee may also define particular characteristics for candidates to balance the overall skills and characteristics of the Board and the perceived needs of Learning Tree. However, during any search, the Governance Committee reserves the right to modify its stated search criteria for exceptional candidates.

STOCKHOLDER COMMUNICATIONS

The Board, including its independent directors, has unanimously adopted a procedure for its stockholders to communicate with the Board. Communications may be addressed to the Secretary of the Company, Learning Tree International, Inc. at 1805 Library Street, Reston, VA 20190, marked to the attention of the Board or of any of its individual Committees. Copies of all communications so addressed will be promptly forwarded to the chairman of the Committee involved or, in the case of communications addressed to the Board as a whole, to the chairman of the Governance Committee.

ANNUAL MEETING ATTENDANCE

The Board members are not required to attend Learning Tree’s Annual Meeting as attendance by shareholders at Learning Tree’s Annual Meetings has historically been low. The Board believes the cost of requiring attendance is not generally justified. However, based upon the nature of the matters to be addressed, the directors may choose to attend. At the 2006 Annual Meeting the matter decided was the election of certain Board members. Consequently, only one of the seven members of the Board attended the 2006 Annual Meeting.

COMPENSATION OF DIRECTORS

No director who is an employee of Learning Tree is compensated for service as a member of the Board. Directors that are not employees of Learning Tree currently receive a monthly retainer of $3,000. Non-employee directors that serve as a chairperson of a committee also receive an annual retainer of $10,000 for the Audit Committee and $5,000 for the Governance and Compensation Committees. All non-employee directors also receive a $2,000 fee for each Board or Committee meeting attended in person and $1,000 if attended telephonically (only a single $2,000 or $1,000 fee is paid for attendance at multiple committee meetings on a single day). In addition, non-employee directors are granted 5,000 stock options on joining the Board and 2,500 stock options annually thereafter, which vest over a 3-year period. Directors are reimbursed for travel and out-of-pocket expenses incurred on behalf of Learning Tree.

EXECUTIVE COMPENSATION

The following table sets forth certain information with respect to compensation for (i) Learning Tree’s Chief Executive Officer during fiscal year 2006, and (ii) its four most highly compensated executive officers as of September 29, 2006 who received more than $100,000 in aggregate compensation during fiscal year 2006 (together, the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Fiscal Year	Annual Compensation		Long-Term Compensation Options Awarded	All Other Compensation(1)
		Salary	Incentive
Nicholas R. Schacht	2006	$400,000	$54,348	100,000	$9,450
President and Chief Executive Officer	2005	$312,000	$48,469	—	$9,225
	2004	$297,450	$20,489	50,000	$9,000

Mary C. Adams	2006	$240,961	$38,783	—	$9,450
Chief Administrative Officer and Secretary(2)	2005	$218,425	$27,083	50,000	$9,225
	2004	$197,199	$11,818	—	$9,000

Magnus Nylund	2006	$190,000	$30,595	—	$7,393
Chief Information Officer	2005	$166,400	$16,156	15,000	$6,816
	2004	$160,000	$13,050	—	$5,400

LeMoyne T. Zacherl	2006	$210,000	$49,787	—	$7,588
Chief Financial Officer and Chief Accounting Officer(3)	2005	$38,209	$—	50,000	$—

(1)	These amounts represent contributions made by Learning Tree to a defined contribution plan.
(2)	Ms. Adams retired on February 15, 2007.
(3)	Mr. Zacherl joined Learning Tree in July 2005 and left on May 1, 2007. Other compensation includes reimbursement for annual health club membership and annual group term life insurance premium paid by Learning Tree International, Inc.

Stock Option Plan

In March 1999, Learning Tree adopted the Learning Tree International, Inc. 1999 Stock Option Plan (the “1999 Plan”). The 1999 Plan permits the grant of options to officers, employees and directors of Learning Tree. It provides for the issuance of incentive stock options within the meaning of Section 422 of the Internal Revenue

Code and non-qualified stock options. The 1999 Plan, as amended, provides for options covering up to an aggregate of 3,964,000 shares of Common Stock. The 1999 Plan was approved by Learning Tree’s stockholders. For information on the number of options remaining for grant and the weighted-average exercise price of outstanding options, see Note 7 to Learning Tree’s audited financial statements for the year ended September 29, 2006. Please note that if Proposal 2 is approved by Learning Tree’s shareholders, no new options may be issued thereafter under the 1999 Plan.

Administration of the 1999 Plan

The 1999 Plan is administered by the Compensation Committee. Each option is evidenced by a written agreement in a form approved by the Compensation Committee. No options granted under the 1999 Plan are transferable by the optionee other than by will or by the laws of descent and distribution, and each option is exercisable, during the lifetime of the optionee, only by the optionee.

Under the 1999 Plan, the exercise price of an incentive stock option must be at least equal to 100% of the fair market value of the Common Stock on the date of grant (110% of the fair market value in the case of options granted to employees who hold more than ten percent of the voting power of Learning Tree’s capital stock on the date of grant). The exercise price of a non-qualified stock option must be not less than 75% of the fair market value of the Common Stock on the date of grant. For both incentive stock options and non-qualified stock options, the exercise price must not be less than the par value of a share of the Common Stock on the date of grant. The term of any stock option is not to exceed ten years (five years in the case of an incentive stock option granted to a ten percent holder). The Compensation Committee has the discretion to determine the vesting schedule and the period required for full exercisability of stock options; however, in no event can the Compensation Committee shorten such period to less than six months. Upon exercise of any option granted under the 1999 Plan, the exercise price may be paid in cash, and/or such other form of payment as may be permitted under the applicable option agreement, including, without limitation, previously owned shares of Common Stock.

Option Grants During Fiscal Year 2006

The following table sets forth certain information concerning options granted during fiscal year 2006 to the Named Executive Officers:

	Individual Grants				Potential Realizable Value at Assumed Rates of Stock Price Appreciation for Option Term(1)
Name	Number of Securities Underlying Options Granted	% of Total Options Granted to Employees in 2006	Exercise Price per Share(2)	Expiration Date
					5%	10%
Nicholas R. Schacht	100,000	100%	$14.01	9/30/10	$387,070	$855,325

(1)	The potential realizable value illustrates the value that would be realized if the options were exercised immediately prior to the expiration of their terms, assuming the specified compounded rates of appreciation of Learning Tree’s Common Stock over the term of the options. The assumed annual rates of appreciation are specified in the rules of the Securities and Exchange Commission and do not represent Learning Tree’s estimate or projection of future share prices.
(2)	The exercise price was equal to the fair market value of the Common Stock on the date of the grant.

Aggregate Option Exercises in Fiscal Year 2006 and Fiscal Year-End Option Values

The following table presents the number and value of options exercised during fiscal year 2006 and of exercisable and unexercisable options held as of September 29, 2006 by the Named Executive Officers:

Name	Shares Acquired on Exercise	Value Realized($)	Number of Securities Underlying Unexercised Options at September 29, 2006		Value of Unexercised In-the-Money Options at September 29, 2006(1)
			Exercisable	Unexercisable	Exercisable	Unexercisable
Nicholas R. Schacht	—	$—	100,000	150,000	$—	$—
Mary C. Adams	—	$—	12,500	37,500	$—	$—
LeMoyne T. Zacherl	—	$—	12,500	37,500	$—	$—
Magnus Nylund	—	$—	7,500	7,500	$—	$—

(1)	The amount by which the closing price for the Common Stock on September 29, 2006 exceeded the exercise price of any then unexercised options, without including any options whose exercise price exceeded the closing price.

Other Employee Benefit Plans

Learning Tree has adopted the Learning Tree International 401(k) Plan (the “401(k) Plan”), which is intended to qualify under Section 401(k) of the Internal Revenue Code of 1986, as amended (the “Code”). Under Section 401(k) of the Code, contributions by employees or by Learning Tree to the 401(k) Plan, and income earned on plan contributions, are not taxable to employees until withdrawn from the 401(k) Plan, and contributions by Learning Tree are deductible by Learning Tree when made.

All employees of Learning Tree and its U.S. subsidiaries that have attained 18 years of age and have met the plan’s service requirements are eligible to participate in the 401(k) Plan. Each eligible employee may contribute to the 401(k) Plan up to 15% of his or her salary, through payroll deductions, subject to statutory limitations. For fiscal years 2001 through 2006, for each $1.00 invested by an employee, Learning Tree contributed $0.75 up to four and one-half percent of such employee’s salary. The 401(k) Plan permits, but does not require, additional contributions to the 401(k) Plan by Learning Tree.

Employment Agreements

Since October 2005, Dr. David C. Collins, the Chairman of Learning Tree’s Board of Directors has been employed under an arrangement which provides for his services at an aggregate annual compensation of one U.S. dollar per year ($1.00). Dr. Collins serves as Chairman of Learning Tree’s Board of Directors and provides input to Learning Tree on special projects as mutually agreed between Dr. Collins and Learning Tree. In addition, Dr Collins oversees (with the concurrence of the Nominating and Governance Committee of Learning Tree’s Board of Directors) a charitable budget of $200,000. In fiscal year 2006, Learning Tree donated $200,000 to two public charitable organizations recommended by Dr. Collins. Dr. Collins is a member of the board of both public charitable organizations. Prior to October 2005, Dr. Collins was employed on a full time basis as the Chief Executive Officer of Learning Tree International.

Pursuant to an employment agreement dated as of October 1, 2005 (the “Schacht Agreement”), Mr. Schacht serves as President and Chief Executive Officer of Learning Tree. Pursuant to the Schacht Agreement, Mr. Schacht receives an annual base salary, as well as incentive compensation, and severance compensation equal to six months’ base salary upon termination of employment by Learning Tree. In addition, Mr. Schacht agreed, for a period of one year following termination, not to offer any service in competition with Learning Tree, whether directly or indirectly, in any area served by Learning Tree at the date of termination; and for a period of two years, not to disclose any information pertaining to Learning Tree’s customers or the contents of any mailing list prepared or used by Learning Tree during or prior to the term of the Schacht Agreement. The Schacht Agreement is terminable by either party at any time.

Mary C. Adams was employed as Chief Administrative Officer of Learning Tree until she retired effective February 15, 2007 after more than 31 years of employment. In connection with her retirement, Ms. Adams entered into Employment Expiration and Consulting Agreements (the “Adams Agreement”) under which her previous employment agreement was terminated and she received a one-time payment of $210,000 plus accrued vacation on February 15, 2007. In addition, during the two years after her retirement, Ms. Adams has agreed to provide high-level guidance and advice on historical issues with which she is familiar in exchange for (i) a salary of $105,000 per annum, (ii) continued reimbursement of the costs of computer equipment and networking services and related supplies to her home office and (iii) continued participation in the pension, welfare, and medical insurance plans and programs maintained by Learning Tree for the general benefit of its executive employees. Ms. Adams also agreed (i) not to compete with Learning Tree during the term of the Adams Agreement and (ii) not to solicit any of Learning Tree employees or disclose any of its confidential information during and for a period of two years following the termination of the Adams Agreement. The Adams Agreement also provides that Ms. Adams may provide additional services by mutual consent in exchange for compensation of $150 per hour.

Pursuant to an employment agreement dated as of July 20, 2005, (the “Zacherl Agreement”), LeMoyne T. Zacherl was employed as Chief Financial Officer of Learning Tree until his departure on May 1, 2007. Pursuant to the Zacherl Agreement, Mr. Zacherl receives an annual base salary, as well as incentive compensation. Upon termination of employment by Learning Tree, his employment agreement provides that Mr. Zacherl receives severance compensation benefits equal to six months base salary. In his employment agreement, Mr. Zacherl has agreed, for a period of two years following the termination of the Zacherl Agreement, not to (i) solicit any of Learning Tree’s customers with whom he did business or was acquainted during the term of the Zacherl Agreement or (ii) disclose any information pertaining to Learning Tree’s customers or the contents of any mailing list prepared or used by Learning Tree during or prior to the term of the Zacherl Agreement.

Pursuant to an employment agreement dated October 1, 2005 (the “Nylund Agreement”), Magnus Nylund is employed as Chief Information Officer of Learning Tree. Pursuant to the Nylund Agreement, Mr. Nylund receives an annual base salary, as well as incentive compensation. Upon termination of employment by Learning Tree, Mr. Nylund would receive severance compensation equal to six months base salary. In addition, Mr. Nylund has agreed, for a period of two years following the termination of the Nylund Agreement, not to (i) solicit any of Learning Tree’s customers with whom he did business or was acquainted during the term of the Nylund Agreement or (ii) disclose any information pertaining to Learning Tree’s customers or the contents of any mailing list prepared or used by Learning Tree during or prior to the term of the Nylund Agreement. The Nylund Agreement is terminable by either party at any time.

Stockholders Agreement

Dr. Collins and Mr. Garen have entered into a Stockholders Agreement dated as of October 1, 1995 and amended as of October 23, 1995 (the “Stockholders Agreement”). The Stockholders Agreement provides that (i) the non-transferring stockholder shall have a right of first refusal with respect to any transfer that is not made to certain affiliates or pursuant to either an underwritten public offering or Rule 144 of the Securities Act of 1933 (a “Restricted Transfer”); and (ii) in addition to the foregoing restriction, no Restricted Transfer to any person or group involving more than five percent of the then outstanding Common Stock may be effected without the prior consent of the non-transferring stockholder.

CERTAIN TRANSACTIONS

During fiscal year 2006, Learning Tree paid $179,500 for legal services performed by Guth | Christopher LLP, a law firm in which Mr. Guth is a partner. Mr. Guth has sole voting and disposition power, as Trustee of an aggregate of 1,147,065 shares of Learning Tree Common Stock held by the Nicole Suzanne Garen Family Trust, the Steven Robert Garen Family Trust, and the Garen Dynasty Trust, but as to which he disclaims beneficial ownership.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

No member of the Compensation Committee is or was a Learning Tree officer or employee, or is related to any other member of the Compensation Committee, or any other member of the Board, or any Learning Tree executive officer.

REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEE

Compensation and Stock Option Committee Report on Executive Compensation

The Compensation Committee of the Board of Directors (the “Compensation Committee”) is responsible for overseeing and, as appropriate, making recommendations to the Board of Directors regarding the annual salaries and other compensation, including stock option grants, of the officers of Learning Tree. In addition, the Compensation Committee provides assistance and recommendations with respect to Learning Tree’s compensation policies and practices and assists with the administration of Learning Tree’s other compensation plans. The Compensation Committee also administers Learning Tree’s equity incentive plans.

Compensation Policy for Executive Officers

The Compensation Committee believes that attracting and retaining well-qualified executives is crucial to Learning Tree’s success. The Compensation Committee’s general approach to compensating executives is to pay cash salaries which are commensurate with the executives’ experience and expertise and, where relevant, are comparable with the salaries paid to executives in competitive businesses. Consequently, except as described below as to Dr. Collins, base salaries for Learning Tree’s executives have been determined as part of the total compensation package by reference to such factors as salary history, competitive factors in the market, and relative merit. Learning Tree has not employed any formal process for evaluating its base salaries, believing that the benefits would not be justified by the costs.

Fiscal Year 2006 Salary and Incentive Compensation of Chief Executive Officer and Other Officers

The basic format for the incentive compensation of Mr. Schacht and other senior line executives has been in place for several years. At the beginning of each year, the Compensation Committee approves both a target incentive amount for each senior officer and a series of weighted quantitative performance targets for the upcoming fiscal year, most commonly based on operating income, revenue growth and improvement in the quality rating of Learning Tree’s courses based upon reviews completed by course attendees. At the end of the fiscal year, the incentive compensation for each executive is determined under a formula using the actual results for the year and the percentage of the target incentive assigned to that goal. An executive does not receive any incentive if the minimum targets are not met, but can earn in excess of his target incentive if the actual results exceeds the budgeted or targeted level.

The weighting of the targets in each plan is approved by the Compensation Committee and varies from year to year. In addition, the Compensation Committee may add additional components where it deems them desirable. The fiscal year 2006 plan approved by the Compensation Committee included targets for revenue growth, operating income and improvement in course quality levels as well as discretionary components. For officers whose responsibilities are limited to particular business units of Learning Tree, the criteria used relate to the financial and quality parameters attained by the unit involved.

The Compensation Committee believes that this approach focuses the officers of Learning Tree on its growth, profitability and quality assurance.

Equity Incentives

The Compensation Committee also believes that equity ownership by key executives provides a valuable incentive and further aligns executives’ and stockholders’ interests. Learning Tree previously adopted the 1999 Plan, pursuant to which Learning Tree was authorized to grant stock options to executives (as well as other employees and directors) to purchase an aggregate of up to 6,214,000 shares of Common Stock. In fiscal year 2006, Learning Tree granted 100,000 stock options to Mr. Schacht.

As described below under Proposal 2, the Compensation Committee and the Board are considering using other equity based incentives in addition to stock options.

Deductibility of Executive Compensation

Section 162(m) of the Internal Revenue Code, as amended, could under certain circumstances result in limits on Learning Tree’s ability to deduct compensation of $1,000,000 paid to certain executive officers. Exceptions to this deductibility limit may be made for various forms of performance-based compensation. Based on the fiscal year 2006 compensation levels and the terms of the incentive compensation plans, no such limits on the deductibility of compensation applied for any officer of Learning Tree. While Learning Tree has not adopted a policy specifically prohibiting compensation at a level that would limit deductions, the Compensation Committee does not currently anticipate any restrictions on the future deductibility of compensation for Learning Tree’s officers. However, the Compensation Committee will not necessarily limit executive compensation to that deductible under Section 162(m) of the Code.

COMPENSATION AND STOCK OPTION COMMITTEE

Curtis A. Hessler, Chairman
W. Mathew Juechter
George T. Robson

REPORT OF THE AUDIT COMMITTEE

The material in this report shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Learning Tree specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

Although the Audit Committee oversees Learning Tree’s financial reporting process on behalf of the Board of Directors consistent with the Audit Committee’s written charter, management has the primary responsibility for preparation of Learning Tree’s consolidated financial statements in accordance with generally accepted accounting principles and the reporting process, including disclosure controls and procedures and the system of internal control over financial reporting. Learning Tree’s independent registered public accounting firm is responsible for auditing the annual financial statements prepared by management.

Prior to the commencement of the audit related to fiscal year 2006, the Audit Committee discussed the overall scope and plans for the audit with Learning Tree’s management and the independent registered public accounting firm, Ernst & Young, LLP. The Audit Committee has reviewed and discussed with management and Ernst & Young, Learning Tree’s September 29, 2006 audited financial statements, Learning Tree’s September 30, 2005 restated audited financial statements and October 1, 2004 audited financial statements, Learning Tree’s restated quarterly financial results for the seven quarters ended June 30, 2006, and management’s assessment of the effectiveness of Learning Tree’s internal control over financial reporting as of September 29, 2006. Subsequent to the audit and each of the quarterly reviews, the Audit Committee discussed with the independent registered public accounting firm, with and without management present, the results of their examinations or reviews, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of specific judgments and the clarity of disclosures in the consolidated financial statements.

In addition, the Audit Committee discussed with Ernst & Young the matters required to be discussed by Statements on Auditing Standards No. 61, “Communication with Audit Committees” as amended by Statement on Auditing Standards No. 90, “Audit Committee Communications.” The Audit Committee has also received the written disclosures and the letter from Ernst & Young required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee discussed with Ernst & Young the auditors’ independence from Learning Tree and its management and considered the compatibility of non-audit services with the auditors’ independence.

The Audit Committee reviewed the report of management contained in Learning Tree’s Annual Report on Form 10-K for the fiscal year ended September 29, 2006 filed with the SEC, as well as Ernst & Young’s Report of Independent Registered Public Accounting Firm included in Learning Tree’s Annual Report on Form 10-K related to its audit of (i) the consolidated financial statements, (ii) management’s assessment of the effectiveness of internal control over financial reporting and (iii) the effectiveness of internal control over financial reporting. The Audit Committee continues to oversee Learning Tree’s efforts related to its internal control over financial reporting and management’s remediation efforts with respect to Learning Tree’s material weaknesses and preparations for the evaluation of internal control over financial reporting in the fiscal year ended September 29, 2006.

Based upon the reviews and discussions referred to in the foregoing paragraphs, the Audit Committee recommended to the Board of Directors that the audited financial statements, including prior period restated financial statements, be included in Learning Tree’s Annual Report on Form 10-K for the fiscal year ended September 29, 2006 filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Howard A. Bain III, Chairman
Stefan Riesenfeld
George T. Robson

COMPANY STOCK PERFORMANCE

The stock price performance graph below is required by the Securities and Exchange Commission (“SEC”) and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Learning Tree specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

The following graph compares the cumulative total stockholder return on the Common Stock of Learning Tree from September 28, 2001 to September 29, 2006 with the cumulative total return on the NASDAQ Stock Market Composite Index and an appropriate “peer group” index (assuming the investment of $100 in Learning Tree’s Common Stock and in each of the indexes on September 28, 2001.

	Fiscal Year Ended
	Sept. 30, 2001	Sept. 30, 2002	Sept. 30, 2003	Oct. 1, 2004	Sept. 30, 2005	Sept. 29, 2006
Learning Tree International, Inc. Common Stock	100	72	83	71	65	39
Peer Group Index(1)	100	110	173	178	168	147
NASDAQ Stock Exchange Composite Index	100	78	120	128	147	155

(1)	Peer Group index includes: Apollo Group, Inc.; Skillsoft Public Limited Company (formerly SmartForce PLC); DeVry, Inc.; ITT Educational Services, Inc. and New Horizons Worldwide, Inc. The returns of each issuer within the Peer Group Index have been weighted according to such issuer’s respective stock market capitalization at the beginning of the period presented.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires Learning Tree’s directors and executive officers, as well as persons who own more than ten percent of Learning Tree’s Common Stock, to file with the Securities and Exchange Commission (“SEC”) initial reports of beneficial ownership and reports of changes in beneficial ownership of Learning Tree’s Common Stock. Directors, executive officers and greater-than-ten percent stockholders are required by the SEC regulations to furnish Learning Tree with copies of all Section 16(a) forms they file.

Based solely on a review of copies of reports filed with the SEC and submitted to Learning Tree and on written representations by certain directors and executive officers of Learning Tree, Learning Tree believes that all of Learning Tree’s directors and executive officers filed all required reports on a timely basis during fiscal year 2006 except: (i) Mr. Bain received options on April 25, 2006 and his related Form 4 was not filed until May 2, 2006; (ii) Mr. Juechter received options on April 25, 2006 and his related Form 4 was not filed until May 3, 2006; and (iii) Mr. Schacht received options on November 9, 2005 and his related Form 4 was not filed until November 30, 2005.

AUDITORS

For fiscal year 2006, Learning Tree’s independent auditors, as recommended by its Audit Committee and approved by its Board of Directors, were Ernst & Young LLP, an Independent Registered Public Accounting Firm. The following table presents fees for professional services rendered by Ernst & Young LLP for fiscal years 2005 and 2006.

	(In thousands)
	2005	2006
Audit Fees	$1,695	$2,466
Audit-Related Fees	—	—
Tax Fees(1)	24	30
All Other Fees(2)	9	2

(1)	Tax fees include fees principally incurred for assistance with tax compliance matters.
(2)	All other fees include fees associated with compensation plans and transitioning of audit engagement responsibilities.

Audit Committee Authorization of Audit and Non-Audit Services

The Audit Committee has the sole authority to authorize all audit and non-audit services to be provided by the independent auditors engaged to conduct the annual audit of Learning Tree’s consolidated financial statements. In addition, the Audit Committee has adopted pre-approval policies and procedures that are detailed as to each particular service to be provided by the independent auditors and require the Audit Committee to be informed of each service provided by the independent auditors. Such policies and procedures do not permit the Audit Committee to delegate its responsibilities under the Securities Exchange Act of 1934, as amended, to management. The Audit Committee pre-approved 100 percent of fees for services provided by Ernst & Young LLP during fiscal year 2006.

The Audit Committee considered and determined that the provision of non-audit services by Ernst & Young was compatible with maintaining the auditors’ independence. The Audit Committee has not yet considered the selection of an auditor for fiscal year 2007. It is anticipated that the Audit Committee will consider the selection and make a decision by June 30, 2007.

PROPOSAL 2

APPROVAL OF

2007 EQUITY INCENTIVE PLAN

Learning Tree has had stock option plans in place for as long as it has been a public company. However, the accounting rules governing stock options have changed in the last few years, and accordingly the Compensation Committee and our Board of Directors believe that it is appropriate to use other kinds of equity incentives under certain conditions. To allow for this, subject to stockholder approval at the 2007 Annual Meeting, the Board of Directors has approved the replacement of our existing 1999 Stock Option Plan with a new 2007 Equity Incentive Plan (the “2007 Plan”) pursuant to which an aggregate of 1,000,000 shares of our Common Stock will be reserved for issuance to key employees, directors and consultants of Learning Tree and its subsidiaries,. A copy of the 2007 Plan is attached to this Proxy Statement as Exhibit B, and you are urged to read it carefully, as it and not the summary here will govern the legal rights. The 2007 Plan provides for the granting of stock options, stock appreciation rights (“SARs”), restricted stock awards, performance unit awards and performance share awards (collectively, “Awards”). If the 2007 Plan is adopted, Learning Tree will not issue any additional options under the 1999 Plan.

This summary of the 2007 Plan does not purport to be exhaustive and is expressly qualified in its entirety by reference to the full text of the 2007 Plan, which is attached to this Proxy Statement as Annex A.

Eligibility

The 2007 Plan provides for the granting of Awards to key employees, directors and consultants of Learning Tree and its subsidiaries.

Purpose

The purpose of the 2007 Plan is to promote the success, and enhance the value, of Learning Tree by linking the personal interests of participating employees, directors and consultants to those of Learning Tree’s stockholders and by providing such employees and consultants with an incentive for outstanding performance. The 2007 Plan is further intended to provide flexibility to Learning Tree in its ability to motivate, attract and retain the services of participating employees and consultants upon whose judgment, interest and special efforts Learning Tree is largely dependent for the successful conduct of its operations.

Administration

The 2007 Plan will be administered by the Compensation Committee. Each award is evidenced by a written agreement in a form approved by the Compensation Committee. Awards granted under the 2007 Plan may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution. However, an optionee or recipient may designate one or more beneficiaries to receive any exercisable or vested awards following his or her death. The Compensation Committee may not lower the exercise price of outstanding option rights without the approval of Learning Tree’s stockholders.

Available Shares; Limitations on Awards

Subject to adjustments described below, no more than 1,000,000 shares of Common Stock may be issued in the aggregate under the 2007 Plan. If awards are granted under the 2007 Plan and subsequently expire or are forfeited to Learning Tree, the shares of Common Stock underlying those awards will be available for reissuance. Under the 2007 Plan, no plan participant may be awarded more than 200,000 share equivalents during any calendar year, whether under options, appreciation rights, restricted stock or performance shares/units, except that such maximum is 300,000 during a participant’s initial year of service. The maximum number of shares of Common Stock which may be awarded under the 2007 Plan, and the number of shares and price per share applicable to any outstanding award, are subject to adjustment in the event of stock dividends, stock splits, combinations of shares, recapitalizations, mergers, consolidations or other reorganizations of Learning Tree.

Awards

The 2007 Plan provides the Compensation Committee with the authority to grant a variety of types of Equity Awards:

Options

Plan participants may receive options to purchase shares of Common Stock for an exercise price fixed on the date of the grant. The exercise price may not be less than the fair market value of the Common Stock on the date of the grant. Grants of option rights under the 2007 Plan may be incentive stock options or non-qualified stock options. An incentive stock option is an option that is intended to qualify as an “incentive stock option” under Section 422 of the Internal Revenue Code. A plan participant may pay the exercise price of an option in cash, by check, or by the transfer of shares of unrestricted Common Stock owned for a period of time acceptable to the Compensation Committee and having a value at the time of exercise equal to the exercise price, by any other consideration the Compensation Committee may deem appropriate, or by a combination thereof. The Compensation Committee shall determine the vesting schedule and requirements for continuous service associated with each grant of options and may provide for earlier vesting under specified circumstances. The vesting or exercise of option rights may be subject to the optionee or Learning Tree achieving management objectives. No incentive options shall be exercisable more than 10 years after the date of grant.

Stock Appreciation Rights

The 2007 Plan permits the grant of three types of SARs: Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. An Affiliated SAR is an SAR that is granted in connection with a related option and which will be deemed to be automatically exercised simultaneously with the exercise of the related option. A Freestanding SAR is an SAR that is granted independently of any options. A Tandem SAR is an SAR that is granted in connection with a related option, the exercise of which requires a forfeiture of the right to purchase a share under the related option (and when a share is purchased under the option, the SAR is similarly cancelled).

The Compensation Committee has complete discretion to determine the number of SARs granted to any optionee or recipient and the terms and conditions pertaining to such SARs. However, the grant price must be at least equal to the fair market value of a share of the Common Stock on the date of grant in the case of a Freestanding SAR and equal to the option price of the related option in the case of an Affiliated or Tandem SAR.

Restricted Stock Awards

The 2007 Plan permits the grant of restricted stock awards which are restricted Common Stock bonuses that vest in accordance with terms established by the Compensation Committee. The Compensation Committee may impose restrictions and conditions on the shares, including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional and/or individual), and/or restrictions under applicable federal or state securities laws. The Committee may accelerate the time at which any restrictions lapse, and/or remove any restrictions.

Performance Unit/Share Awards

The 2007 Plan permits the grant of performance unit and performance share awards which are bonuses credited to an account established for the recipient and payable in cash, Common Stock, or a combination thereof. Each performance unit has an initial value that is established by the Compensation Committee at the time of its grant. Each performance share has an initial value equal to the fair market value of a share of the Common Stock on the date of its grant. The number and/or value of performance unit/shares that will be paid out to recipients will depend upon the extent to which performance goals established by the Compensation Committee are satisfied.

After a performance unit/share award has vested, the recipient will be entitled to receive a payout of the number of performance unit/shares earned by the recipient, to be determined as a function of the extent to which the corresponding performance goals have been achieved. The Compensation Committee also may waive the achievement of any performance goals for such performance units/shares.

Subject to the applicable award agreement, performance units/shares awarded to recipients will be forfeited to Learning Tree upon the earlier of the recipient’s termination of employment or the date set forth in the award agreement.

Term

The 2007 Plan will become effective immediately upon approval by the stockholders. No grants of incentive stock options may be made under the 2007 Plan after December 31, 2016. All awards made under the 2007 Plan that remain outstanding subsequent to that date shall continue to be governed by the terms of the 2007 Plan.

Plan Benefits

As the grant of awards under the Plan is discretionary, it is impossible to determine the amount and terms of such future grants under the 2007 Plan. However, the Compensation Committee expects to grant the awards with respect to fiscal year 2007, comprised of equally valued amounts of Restricted Stock and five year Options valued based on the prices on the date of the actual grant as follows:

Individual	Dollar value of Award
Nicholas Schacht	$160,000
LeMoyne Zacherl	$69,000
Magnus Nylund	$60,000
Other Grants	$126,325

Thus, assuming an individual is to receive an equity award of $50,000, and assuming on the date of grant the share price is $10 and the Black-Scholes valuation for an option is $4, the individual would be eligible to earn $25,000 in Restricted Stock (2,500 shares) and $25,000 worth of Options (6,250 options). The Restricted Stock grants would vest, to the extent that a test relating to Learning Tree’s fiscal year 2007 Operating Income test is met, one third each on each of December 31, 2007, 2008 and 2009. The Stock Options would vest one third each on each of December 31, 2007, 2008 and 2009.

Market Value of Underlying Securities of the 2007 Plan

Common Stock underlies all of the options and rights to be awarded under the 2007 Plan. The market value of the Common Stock at the close of trading on April 20, 2007 was $11.44 per share.

Federal Tax Aspects

The following is a summary of certain federal income tax consequences relating to awards under the 2007 Plan, based on federal income tax laws currently in effect. This summary is not intended to and does not describe all of the possible tax consequences that could result from the acquisition, holding, exercise or disposition of an option right or shares of Common Stock purchased or granted pursuant to, or any other award granted under, the 2007 Plan and does not describe any state, local or foreign tax consequences.

Tax Consequences to Participants

Incentive Stock Options. A plan participant will not recognize income upon the grant of an option intended to be an incentive stock option. Furthermore, a plan participant will not recognize ordinary income upon the exercise of an incentive stock option if he or she satisfies certain employment and holding period requirements although the exercise may be subject to alternative minimum tax. To satisfy the employment requirement, a plan participant must exercise the option not later than three (3) months after he or she ceases to be an employee of Learning Tree and its subsidiaries (one (1) year if he or she is disabled). To satisfy the holding period requirement, a plan participant must hold the shares acquired upon exercise of the incentive stock option for more than two (2) years from the grant of the option and more than one (1) year after the shares are transferred to him or her. If these requirements are satisfied, the plan participant will be taxed on the difference between his or her basis in the shares and the net proceeds of the sale at capital gain rates on the sale of the shares.

If a plan participant disposes of shares of Common Stock acquired upon the exercise of an incentive stock option without satisfying the holding period requirement, the plan participant will usually recognize ordinary income at the time of disposition equal to the amount of the difference between the fair market value of the stock on the date the option is exercised and the exercise price of the option.

Non-Qualified Stock Options. In general, a plan participant will not recognize income at the time an option is granted. At the time of exercise of the option, he or she will recognize ordinary income if the shares are not subject to a substantial risk of forfeiture (as defined in Section 83 of the Internal Revenue Code). The amount of such income will be equal to the difference between the option exercise price and the fair market value of the shares of Common Stock on the date of exercise. At the time of the sale of the shares of Common Stock acquired pursuant to the exercise of an option, appreciation in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain, and depreciation in value will be treated as short-term or long-term capital loss, depending on how long the shares have been held. Long-term capital gains may be eligible for reduced rates if the participant has satisfied applicable holding period requirements.

Stock Appreciation Rights. A plan participant will not recognize income upon the grant of a stock appreciation right. In general, a participant will recognize ordinary income at the time he or she receives payment on a stock appreciation right in the amount of the payment.

Restricted Shares. In general, a plan participant will not recognize ordinary income upon receipt of restricted shares. The plan participant will recognize ordinary income when the shares are transferable by the plan participant or are no longer subject to a substantial risk of forfeiture, whichever occurs first. At such time, the plan participant will recognize ordinary income in an amount equal to the current fair market value of the shares. A plan participant may, however, elect to recognize ordinary income when the restricted shares are granted in an amount equal to the fair market value of the shares at that time, determined without regard to the restrictions. Any appreciation in the value of the shares after the date the shares become transferable or are no longer subject to substantial risk of forfeiture, or after the participant has made the election referred to in the preceding sentence, if applicable, will be treated as either short-term or long-term capital gain, and any depreciation in value will be treated as either short-term or long-term capital loss, depending upon how long the shares have been held.

Performance Units. A plan participant will not recognize income upon the grant of performance units. In general, a plan participant will recognize ordinary income at the time he or she receives payment with respect to performance units in the amount of the payment.

Tax Consequences to Learning Tree

To the extent that a plan participant recognizes ordinary income as described above, Learning Tree, or its subsidiary for which the plan participant performs services, will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Internal Revenue Code and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Internal Revenue Code.

Vote Required; Recommendation of the Board

Proposal 2 must be approved by the shareholders holding a majority of shares present, or represented, and voting at the Annual Meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will have no effect on the outcome of the vote unless such shares are necessary to satisfy the quorum requirement, in which case abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE

2007 EQUITY INCENTIVE PLAN.

PROPOSAL 3

AMENDMENT TO LEARNING TREE’S CERTIFICATE OF INCORPORATION

DECREASING THE AUTHORIZED PREFERRED STOCK

The Board of Directors has adopted, subject to stockholder approval, an amendment to Learning Tree’s Certificate of Incorporation to decrease the number of authorized shares of preferred stock of the Company to a total of 1,000,000 shares (the “Amendment”). The authorized preferred stock of Learning Tree, prior to the approval of the Amendment, consisted of 10,000,000 shares. The authorized common stock of Learning Tress consists of 75,000,000 shares and will not be affected by the Amendment.

As a corporation incorporated in the State of Delaware, Learning Tree is required to pay an annual franchise tax calculated in part on its authorized number of shares of capital stock. Learning Tree wishes to reduce the number of shares of preferred stock authorized for issuance in order to decrease its annual franchise tax payable to the State of Delaware.

If the proposal is adopted, it will become effective upon filing of a Certificate of Amendment Learning Tree’s Certificate of Incorporation.

Vote Required; Recommendation of the Board

Proposal 3 must be approve by the shareholders holding a majority of shares present, or represented, and voting at the Annual Meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will have no effect on the outcome of the vote unless such shares are necessary to satisfy the quorum requirement, in which case abstentions and broker non-votes will have the effect of a vote against the proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDMENT OF LEARNING TREE’S CERTIFICATE OF INCORPORATION TO DECREASE THE AUTHORIZED PREFERRED STOCK

OTHER MATTERS

The Board is not aware of any matter to be acted upon at the Annual Meeting other than as described in this Proxy Statement. If any other matter properly comes before the meeting, however, the proxy holders are authorized to vote on that matter or matters in accordance with their best judgments.

STOCKHOLDERS’ PROPOSALS FOR 2008 ANNUAL MEETING

Pursuant to Rule 14a-8 of the SEC, proposals by eligible stockholders, which are intended to be presented at Learning Tree’s Annual Meeting of Stockholders in 2008, must be received by Learning Tree by December 17, 2007 in order to be considered for inclusion in Learning Tree’s proxy materials.

ANNUAL REPORT TO SHAREHOLDERS

Learning Tree’s Annual Report for the fiscal year ended September 29, 2006 is being mailed to Shareholders along with this Proxy Statement. Learning Tree’s Annual Report is not to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Learning Tree specifically incorporates this information by reference, and shall not otherwise be deemed soliciting material or filed under such acts.

By Order of the Board of Directors,

/s/ DAVID C. COLLINS
April 30, 2007	David C. Collins, Ph.D.
Chairman of the Board

EXHIBIT A

LEARNING TREE INTERNATIONAL, INC

AUDIT COMMITTEE CHARTER

Overview

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) shall assist the Board in fulfilling its financial oversight responsibilities. Its primary function shall be to review the financial information which will be provided to the stockholders and others, the financial reporting process, the system of internal controls, the audit process and the process for monitoring compliance with laws and regulations.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditors.

In performing its duties, the Committee will seek to maintain free and open communication between the Board, the independent auditors, the internal auditors and the financial management of Learning Tree. The Committee is intended to provide an independent and, as appropriate, confidential forum in which interested parties can freely discuss information and concerns.

Committee Composition

Committee Comprised Solely of Independent Directors. The Committee shall be comprised of at least three “independent” directors in accordance with the rules of the SEC and NASDAQ. If at any time the Committee is composed of fewer than three independent directors, such lesser number will constitute the Committee until the Board appoints a successor or successors. For a director to be deemed “independent,” the Board must affirmatively determine the director has no material relationship with Learning Tree (either directly as a partner, stockholder or officer of an organization that has a relationship with Learning Tree). “Independence” also requires a three-year cooling-off period for directors who are or were (or had a family member who is or was) an employee of Learning Tree, or of its independent auditors. If future SEC or NASD rules require a more limited definition of “independent,” then this charter will be deemed amended when so required to conform with any additional limitations.

Member Qualifications. Each Committee member must be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

One Committee Member must be a “Financial Expert.” At least one member of the Committee designated by the Board must have accounting or financial management experience sufficient to qualify as a “financial expert” under the rules issued by the SEC and the NASD.

Additional Limitation. No member of the Committee may sit on audit committees for more than two other public companies unless explicitly approved by the Board and proper disclosure is made in Learning Tree’s proxy statement.

Chairperson. The Committee shall be comprised solely of “independent” directors in accordance with the rules of the SEC and NASDAQ. The Committee’s chairperson shall be designated by the full Board or, if it does not do so, the Committee members shall elect a chairperson by vote of a majority of the full Committee.

Compensation

Committee members may not receive any direct or indirect compensation from Learning Tree other than as a director.

EXHIBIT A

LEARNING TREE INTERNATIONAL, INC

AUDIT COMMITTEE CHARTER

Sole Authority for Retaining Auditors and Other Financial Professionals

The Committee will have the sole power to:

•

Hire and fire the independent auditors to audit the financial statements of Learning Tree and its divisions and subsidiaries, based on the Committee’s judgment of the independent auditors’ independence and effectiveness, as well as to approve all fees and engagement terms;

•	Resolve any disagreement between the auditors and management; and

•

Pre-approve all non-audit services performed by Learning Tree’s auditors, subject to a de minimis exception for expenditures for non-audit services which total less than 5% of total fees paid by Learning Tree to its auditor during the fiscal year. In doing so, the Committee will consider whether the provision of non-audit services, if any, by the independent auditors is compatible with maintaining the independent auditors’ independence. The Committee will not approve any of the Prohibited Services listed on Appendix A to this document, and, in making a business judgment about particular non-audit services, the Committee will consider the guidelines contained in Appendix A to this document.

Oversight Responsibilities

The Committee will have oversight responsibility to:

•

Review with financial management and the independent auditors the quarterly and annual earnings releases and press releases containing historical or forward-looking financial information before the reports are filed with the Securities and Exchange Commission, or other regulators, or the releases are published. In doing so, the Committee will review with financial management and the independent auditors (i) the financial statements contained in the quarterly and annual reports to stockholders to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders; (ii) Learning Tree’s critical financial reporting issues, policies and practices, including changes in or adoptions of accounting principles and disclosure practices, significant period-end adjustments and any other matters required to be communicated to the Committee by the auditors; and (iii) the matters required to be discussed by Statement of Auditing Standards No. 61 and Statement of Auditing Standards No 90

•

Require the independent auditors to timely report to the Committee (i) any difficulties encountered in the course of their work, including any restriction on the scope of activities or access to required information, (ii) all alternative treatments of financial information within GAAP discussed by the independent auditors and management, the ramifications of each such alternative treatment and the accounting firm’s preferred treatment, and (iii) other material written communications between the accounting firm and Learning Tree’s management, such as any management letter or schedule of unadjusted differences.

•

Meet with the independent auditors and financial management of Learning Tree prior to any audit to review the scope of any proposed audit, including the timing of the audit, the procedures to be utilized and the adequacy of the independent auditors’ compensation. At the conclusion of the audit process, review the findings in the audit with the independent auditors and the cooperation that the independent auditors received during the course of their work.

•

At least annually, obtain from the independent auditors a written communication delineating all their relationships and professional services, as required by Independence Standards Board Standard No. 1, Independence Discussion with Committees, and an explanation of the independent auditor’s internal quality control procedures and material issues (if any) raised in their peer review. In addition, review with the independent auditors the nature and scope of any disclosed relationships or professional

EXHIBIT A

LEARNING TREE INTERNATIONAL, INC

AUDIT COMMITTEE CHARTER

services and take, or recommend that the Board take, appropriate action to ensure the continuing independence of the auditors.

•

Have a clear understanding with the independent auditors that they are ultimately accountable to the Committee, as the stockholders’ representatives, and that the Committee has the ultimate authority in deciding to engage, evaluate and, if appropriate, terminate their services.

•	Review management’s assessment of the performance of and succession planning for Learning Tree’s financial and accounting personnel as a group.

•	Review and concur with the Board in the appointment, replacement, reassignment or dismissal of the Chief Financial Officer of Learning Tree.

•

Review the adequacy and effectiveness of the accounting and financial controls of Learning Tree. This should include a discussion with the independent auditors in which the Committee should review any recommendations for the improvement of such internal controls or particular areas where new or more detailed controls or procedures are desirable.

•

Review communications received by Learning Tree from regulators and other legal and regulatory matters that may have a material effect on Learning Tree’s financial statements or compliance policies, as provided by management of Learning Tree.

•	Inquire of management and the independent auditors about significant areas of risk or exposure and assess the steps management of Learning Tree has taken to minimize such risks.

•	Investigate any allegations of senior officers or directors which might violate the Code of Business Conduct and Ethics of Learning Tree.

•

Consider such other matters in relation to the financial affairs of Learning Tree and its accounts, and in relation to the external audit of Learning Tree, as the Committee may, in its discretion, determine to be advisable.

Policies and Procedures

In carrying out its responsibilities, the Committee believes its policies and procedures should remain flexible in order to be able to best react to changing conditions, and to help ensure that the corporate accounting and reporting practices of Learning Tree meet or exceed all applicable legal and business standards. However, the Committee will:

•	Investigate any matter brought to its attention within the scope of its duties.

•

Obtain the approval of this Charter from the Board and review and reassess this Charter at least annually or as conditions dictate. The Charter will be included in Learning Tree’s Proxy Statement every three years or when significant amendments are made to it.

•

Meet in executive session at least quarterly, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will provide an opportunity for the independent auditors and management of Learning Tree to meet separately with the Committee, without members of the other group present.

•	Be governed by majority vote of its members.

•

Report the results of the annual audit to the Board and, if requested by the Board, invite the independent auditors to attend the Board meeting to assist in reporting the results of the annual audit or to answer the directors’ questions.

EXHIBIT A

LEARNING TREE INTERNATIONAL, INC

AUDIT COMMITTEE CHARTER

•	Report the results of and any recommendations from each Committee meeting to the Board and participate in an annual performance evaluation of the Committee.

•

Confirm in writing to the NASD annually or as otherwise required with respect to any changes on the Committee regarding independence, financial capabilities and the annual review and reassessment of the Committee Charter.

•	Affirm in Learning Tree’s Proxy Statement that the Committee has fulfilled its responsibilities during the year in compliance with the Charter.

The Committee shall have the authority to obtain advice and seek assistance from internal and external legal, accounting and other advisors such as consultants and shall determine the extent of funding necessary for the payment of compensation to such persons.

Procedures for Responding to Concerns

Every employee of or consultant to Learning Tree who has, or who hears expressed by another person, any concerns about the manner in which Learning Tree’s financial statements or public reports are prepared, the sufficiency of its internal financial controls, the honesty or competence of its financial management or independent auditors or any other matter within the purview of the Committee is directed and strongly encouraged to report the matter promptly to any member of the Committee. The Committee will attempt to keep the name of the person reporting the potential issue confidential to the extent requested by that person and not inconsistent with the best interests of Learning Tree. The Committee will not tolerate retaliation against any person who reports potential issues to the Committee in good faith.

Any member of the Committee who receives such a complaint or inquiry shall notify the Chair of the Committee, who shall then notify the other members of the Committee. The Committee will then promptly decide on an appropriate methodology to investigate, understand and resolve the potential issue in a timely fashion. To do so, the Committee has the power to retain outside counsel, accountants and other professionals to assist in responding to and investigating any issue. After review and discussion in an executive session and (as the Committee deems necessary) with the Board and with outside counsel or other outside advisors, the Committee shall seek to promptly address the concerns and respond privately or publicly, as appropriate, to address the matter. The decision of the Committee in any such matter will be final and binding on Learning Tree without further action of the Board.

Approved by the Board and the Committee as of April 30, 2007.

/s/ HOWARD A. BAIN III	/s/ DAVID C. COLLINS, PH.D.
Howard A. Bain III Chairman, Audit Committee	David C. Collins, PH.D. Chairman of the Board of Directors

EXHIBIT A

LEARNING TREE INTERNATIONAL, INC

AUDIT COMMITTEE CHARTER

APPENDIX A

To help maintain internal accounting controls, the following non-audit services shall not be performed by Learning Tree’s independent auditors (“Prohibited Services”):

•	Bookkeeping or other services related to Learning Tree’s accounting records;

•	Financial information systems design and implementation;

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

•	Actuarial services;

•	Internal audit outsourcing services;

•	Management functions or human resources;

•	Broker, dealer, investment adviser, or investment banking services;

•	Legal services and expert services unrelated to the audit; and

•	Any other service not permitted by SEC or the NASDAQ regulations.

Some factors which may be considered by the Committee when deciding whether to approve audit and non-audit services, which are not Prohibited Services, include:

1. Whether the service facilitates the performance of the audit, improves Learning Tree’s financial reporting process, or is otherwise in the interest of Learning Tree and its stockholders.

2. Whether the service is being performed principally for the Committee.

3. The effects of the service, if any, on audit effectiveness or on the quality and timeliness of Learning Tree’s financial reporting process.

4. Whether the service would be performed by specialists who ordinarily also provide recurring audit support.

5. Whether the service would be performed by audit personnel and, if so, whether it will enhance their knowledge of Learning Tree’s business and operations.

6. Whether the role of those performing the service would be inconsistent with the auditor’s role.

7. Whether the audit firm’s personnel would be assuming a management role or creating a mutuality of interest with management.

8. Whether the auditors, in effect, would be auditing their own numbers.

9. Whether the project must be started and completed very quickly.

10. The size of the fee(s) for the non-audit service(s).

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

SECTION 1

BACKGROUND, PURPOSE AND DURATION

1.1 Background and Effective Date. This Plan provides for the granting of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (or SARs), Restricted Stock, Performance Units and Performance Shares. (Many capitalized terms as defined in Appendix A.) This Plan is adopted and effective as of January 23, 2007.

1.2 Purpose of this Plan. The purpose of this Plan is to promote the success, and enhance the value, of the Company by aligning the interests of Participants with those of the Company’s shareholders, and by providing Participants with an incentive for outstanding performance. This Plan is further intended to provide flexibility to the Company in its ability to motivate, attract, and retain the services of outstanding individuals, upon whose judgment, interest, and special effort the success of the Company largely is dependent.

1.3 Duration of this Plan. This Plan shall commence on the date approved by the stockholders of the Company and subject to SECTION 11 (concerning the Board’s right to amend or terminate this Plan), shall remain in effect thereafter. However, without further stockholder approval, no Incentive Stock Option may be granted under this Plan on or after December 31, 2016.

1.4 Termination of Old Plans. The Company’s existing stock option plans (the 1999 Stock Option Plan and the 1995 Stock Option Plan) shall terminate effective upon shareholder approval of this Plan, and no further grants of awards shall be made under those plans after the date of such approval. The termination of those plans will not affect the rights of holders of options previously granted and outstanding under those plans.

SECTION 2

ADMINISTRATION

2.1 The Committee. This Plan shall be administered by the Committee. The Committee shall have all powers and discretion necessary or appropriate to administer this Plan and to control its operation, including, but not limited to, the power (a) to determine which Employees, Consultants and Directors shall be granted Awards, (b) to prescribe the terms and conditions of such Awards, (c) to interpret this Plan and the Awards, (d) to adopt rules for the administration, interpretation and application of this Plan as are consistent therewith, and (e) to interpret, amend or revoke any such rules. The Committee, in its sole discretion and on such terms and conditions as it may provide, may delegate all or any part of its authority and powers under this Plan to one or more directors and/or officers of the Company; provided, however, that the Committee may not delegate its authority and powers with respect to Section 16 Persons.

2.2 Decisions Binding. All determinations and decisions made by the Committee shall be final, conclusive, and binding on all persons, and shall be given the maximum deference permitted by law.

SECTION 3

SHARES SUBJECT TO THIS PLAN

3.1 Shares Available. The aggregate number of Share equivalents available for issuance under this Plan, whether pursuant to Options, SARs, Restricted Stock, Performance Units and Performance Shares, may not exceed one million (1,000,000) Shares. Such shares may be authorized but unissued shares or treasury shares. No

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

Participant may receive Awards under this Plan, for more than two hundred thousand (200,000) Share equivalents in the aggregate in any single calendar year; provided, however, that a Participant may receive Awards for up to three hundred thousand (300,000) Share equivalents in the Participant’s initial year of service to the Company. The foregoing annual limitation specifically includes the grant of any Awards representing “qualified performance-based compensation” within the meaning of Section 162(m) of the Code. All Share numbers in this Section 3.1 are subject to adjustment as provided in SECTION 14

3.2 Number of Shares. The following rules will apply for purposes of the determination of the number of Shares available for grant under this Plan:

(a) While an Award is outstanding, it shall be counted against the authorized pool of Shares, regardless of its vested status.

(b) The grant of an Option or Restricted Stock shall reduce the Shares available for grant under this Plan by the number of Shares subject to such Award.

(c) The grant of a Tandem SAR shall reduce the number of Shares available for grant by the number of Shares subject to the related Option (i.e., there is no double counting of Options and their related Tandem SARs); provided, however, that, upon the exercise of such Tandem SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Tandem SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(d) The grant of an Affiliated SAR shall reduce the number of Shares available for grant by the number of Shares subject to the SAR, in addition to the number of Shares subject to the related Option; provided, however, that, upon the exercise of such Affiliated SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Affiliated SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(e) The grant of a Freestanding SAR shall reduce the number of Shares available for grant by the number of Freestanding SARs granted; provided, however, that, upon the exercise of such Freestanding SAR, the authorized Share pool shall be credited with the appropriate number of Shares representing the number of shares reserved for such Freestanding SAR less the number of Shares actually delivered upon exercise thereof or the number of Shares having a Fair Market Value equal to the cash payment made upon such exercise.

(f) The Committee shall in each case determine the appropriate number of Shares to deduct from the authorized pool in connection with the grant of Performance Units and/or Performance Shares.

(g) To the extent that an Award is settled in cash rather than in Shares, the authorized Share pool shall be credited with the appropriate number of Shares having a Fair Market Value equal to the cash settlement of the Award.

3.3 Lapsed Awards. If an Award is cancelled, terminates, expires, or lapses for any reason (with the exception of the termination of a Tandem SAR upon exercise of the related Option, or the termination of a related Option upon exercise of the corresponding Tandem SAR), any Shares subject to such Award again shall be available to be the subject of an Award.

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

SECTION 4

STOCK OPTIONS

4.1 Grant of Options. Options may be granted to Employees, Consultants and Directors at any time and from time to time, as determined by the Committee in its sole discretion. The Committee, in its sole discretion, shall determine the number of Shares subject to Options granted to each Participant. The Committee may grant ISOs, NQSOs, or a combination thereof.

4.2 Award Agreement. Each Option shall be evidenced by an Award Agreement that shall specify the Option Price, the expiration date of the Option, the number of Shares to which the Option pertains, any conditions to exercise of the Option, and such other terms and conditions as the Committee, in its discretion, shall determine. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO.

4.3 Option Price. Subject to the provisions of this Section 4.3, the Option Price for each Option shall be determined by the Committee in its sole discretion.

4.3.1 Nonqualified Stock Options. In the case of a Nonqualified Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted.

4.3.2 Incentive Stock Options. In the case of an Incentive Stock Option, the Option Price shall be not less than one hundred percent (100%) of the Fair Market Value of a Share on the date that the Option is granted; provided, however, that if at the time that the Option is granted, the Employee (together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries, the Option Price shall be not less than one hundred and ten percent (110%) of the Fair Market Value of a Share on the date that the Option is granted.

4.3.3 Substitute Options. Notwithstanding the provisions of Sections 4.3.1 and 4.3.2, in the event that the Company or an Affiliate consummates a transaction described in Section 424(a) of the Code (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees, Consultants or Directors on account of such transaction may be granted Options in substitution for options granted by their former employer. If such substitute Options are granted, the Committee, in its sole discretion, may determine that such substitute Options shall have an exercise price less than 100% of the Fair Market Value of the Shares on the date the Option is granted.

4.4 Expiration of Options. Unless the applicable stock option agreement provides otherwise, each Option shall terminate upon the first to occur of the events listed in Section 4.4.1, subject to Section 4.4.2.

4.4.1 Expiration Dates.

(a) The date for termination of the Option set forth in the Award Agreement;

(b) The expiration of ten years from the date the Option was granted, or

(c) The expiration of three months from the date of the Participant’s Termination of Employment for a reason other than the Participant’s death, Disability or Retirement, or

(d) The expiration of twelve months from the date of the Participant’s Termination of Employment by reason of Disability, or

(e) The expiration of twelve months from the date of the Participant’s death, if such death occurs while the Participant is in the employ or service of the Company or an Affiliate.

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

4.4.2 Committee Discretion. The Committee shall provide, in the terms of each individual Option, when such Option expires and becomes unexercisable. After the Option is granted, the Committee, in its sole discretion may extend the maximum term of such Option. The foregoing discretionary authority is subject to the limitations and restrictions on Incentive Stock Options set forth in Section 4.8.

4.5 Exercise of Options. Options granted under this Plan shall be exercisable at such times, and subject to such restrictions and conditions, as the Committee shall determine in its sole discretion. After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

4.6 Payment. The Committee shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Committee shall determine the acceptable form of consideration at the time of grant. To the extent determined by the Committee, such consideration may consist of:

(a) cash;

(b) check;

(c) promissory note;

(d) other Shares which (i) in the case of Shares acquired upon exercise of an Option, have been owned by the Participant for more than six (6) months on the date of surrender, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(e) consideration received by the Company from a licensed broker under a cashless exercise program implemented by the Company to facilitate “same day” exercises and sales of Options;

(f) a reduction in the amount of any Company liability to the Participant;

(g) any combination of the foregoing methods of payment; or

(h) such other consideration and method of payment for the issuance of Shares to the extent permitted by applicable laws.

4.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option, as it may deem advisable, including, but not limited to, restrictions related to Federal securities laws, the requirements of any national securities exchange or system upon which such Shares are then listed and/or traded, and/or any blue sky or state securities laws.

4.8 Certain Additional Provisions for Incentive Stock Options.

4.8.1 Exercisability. The aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by any Employee during any calendar year (under all plans of the Company and its Subsidiaries) shall not exceed $100,000.

4.8.2 Termination of Employment. No Incentive Stock Option may be exercised more than three months after the Participant’s termination of employment for any reason other than Disability or death, unless (a) the Participant dies during such three-month period, and (b) the Award Agreement and/or the Committee permits later exercise. No Incentive Stock Option may be exercised more than one year after the Participant’s termination of employment on account of Disability, unless (a) the Participant dies during such one-year period, and (b) the Award Agreement and/or the Committee permit later exercise.

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

4.8.3 Company and Subsidiaries Only. Incentive Stock Options may be granted only to persons who are Employees of the Company and/or a Subsidiary at the time of grant.

4.8.4 Expiration. No Incentive Stock Option may be exercised after the expiration of 10 years from the date such Option was granted; provided, however, that if the Option is granted to an Employee who, together with persons whose stock ownership is attributed to the Employee pursuant to Section 424(d) of the Code, owns stock possessing more than 10% of the total combined voting power of all classes of the stock of the Company or any of its Subsidiaries, the Option may not be exercised after the expiration of 5 years from the date that it was granted.

4.9 Nontransferability of Options. No Option granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as provided under SECTION 8. All Options granted to a Participant under this Plan shall be exercisable during his or her lifetime only by such Participant.

SECTION 5

STOCK APPRECIATION RIGHTS

5.1 Grant of SARs. An SAR may be granted to an Employee, Consultant or Director at any time and from time to time as determined by the Committee, in its sole discretion. The Committee may grant Affiliated SARs, Freestanding SARs, Tandem SARs, or any combination thereof. The Committee shall have complete discretion to determine the number of SARs granted to any Participant, and consistent with the provisions of this Plan, the terms and conditions pertaining to such SARs. However, the grant price of a Freestanding SAR shall be at least equal to the Fair Market Value of a Share on the date of grant. The grant price of Tandem or Affiliated SARs shall equal the Option Price of the related Option.

5.2 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

5.2.1 ISOs. Notwithstanding any contrary provision of this Plan, with respect to a Tandem SAR granted in connection with an ISO: (i) the Tandem SAR shall expire no later than the expiration of the underlying ISO; (ii) the value of the payout with respect to the Tandem SAR shall be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (iii) the Tandem SAR shall be exercisable only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

5.3 Exercise of Affiliated SARs. An Affiliated SAR shall be deemed to be exercised upon the exercise of the related Option. The deemed exercise of an Affiliated SAR shall not necessitate a reduction in the number of Shares subject to the related Option.

5.4 Exercise of Freestanding SARs. Freestanding SARs shall be exercisable on such terms and conditions as the Committee, in its sole discretion, shall determine.

5.5 SAR Agreement. Each SAR shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Committee, in its sole discretion, shall determine.

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

5.6 Expiration of SARs. An SAR granted under this Plan shall expire upon the date determined by the Committee, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 4.4 (pertaining to Options) also shall apply to SARs.

5.7 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a) The difference between the Fair Market Value of a Share on the date of exercise over the grant price; times

(b) The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

5.8 Nontransferability of SARs. No SAR granted under this Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under SECTION 8. An SAR granted to a Participant shall be exercisable during the Participant’s lifetime only by such Participant.

SECTION 6

RESTRICTED STOCK

6.1 Grant of Restricted Stock. Subject to the terms and provisions of this Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Employees, Consultants or Directors in such amounts as the Committee, in its sole discretion, shall determine.

6.2 Restricted Stock Agreement. Each Award of Restricted Stock shall be evidenced by an Award Agreement that shall specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Committee, in its sole discretion, shall determine. Unless the Committee determines otherwise, shares of Restricted Stock shall be held by the Company as escrow agent until the restrictions on such Shares have lapsed.

6.3 Transferability. Except as provided in this SECTION 6, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction. All rights with respect to the Restricted Stock granted to a Participant under this Plan shall be available during his or her lifetime only to such Participant.

6.4 Other Restrictions. The Committee, in its sole discretion, may impose such other restrictions on any Shares of Restricted Stock as it may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals (Company-wide, divisional, and/or individual), and/or restrictions under applicable Federal or state securities laws; and may legend the certificates representing Restricted Stock to give appropriate notice of such restrictions. For example, the Committee may determine that some or all certificates representing Shares of Restricted Stock shall bear the following legend:

“The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Learning Tree International, Inc. 2007 Equity Incentive Plan, and in a Restricted Stock Agreement. A copy of this Plan and such Restricted Stock Agreement may be obtained from the Secretary of Learning Tree International, Inc.”

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

6.5 Removal of Restrictions. Except as otherwise provided in this SECTION 6, Shares of Restricted Stock covered by each Restricted Stock grant made under this Plan shall be released from escrow as soon as practicable after the last day of the Period of Restriction. The Committee, in its discretion, may accelerate the time at which any restrictions shall lapse, and/or remove any restrictions. After the restrictions have lapsed, the Participant shall be entitled to have any legend or legends under Section 6.4 removed from his or her Share certificate, and the Shares shall be freely transferable by the Participant.

6.6 Voting Rights. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Committee determines otherwise.

6.7 Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock shall be entitled to receive all dividends and other distributions paid with respect to such Shares, unless otherwise provided in the Award Agreement. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

6.8 Return of Restricted Stock to Company. Subject to the applicable Award Agreement and Section 6.5, upon the earlier of (a) the Participant’s Termination of Employment, or (b) the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed shall revert to the Company and, subject to Section 3.3, again shall become available for grant under this Plan.

6.9 Repurchase Option. Unless the Committee determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the Participant’s service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the Participant and may be paid by cancellation of any indebtedness of the Participant to the Company. The repurchase option shall lapse at a rate determined by the Committee.

SECTION 7

PERFORMANCE UNITS AND PERFORMANCE SHARES

7.1 Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Employees, Consultants or Directors at any time and from time to time, as shall be determined by the Committee, in its sole discretion. The Committee shall have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

7.2 Value of Performance Units/Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Performance Units/Shares that will be paid out to the Participants. The time period during which the performance goals must be met shall be called the “Performance Period”.

7.3 Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares shall be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

corresponding performance goals have been achieved. After the grant of a Performance Unit/Share, the Committee, in its sole discretion, may adjust and/or waive the achievement of any performance goals for such Performance Unit/Share.

7.4 Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares shall be made as soon as practicable after the expiration of the applicable Performance Period. The Committee, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

7.5 Cancellation of Performance Units/Shares. Subject to the applicable Award Agreement, upon the earlier of (a) the Participant’s Termination of Employment, or (b) the date set forth in the Award Agreement, all remaining Performance Units/Shares shall be forfeited by the Participant to the Company, and subject to Section 3.3, the Shares subject thereto shall again be available for grant under this Plan.

7.6 Nontransferability. Performance Units/Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will, the laws of descent and distribution, or as permitted under SECTION 8. A Participant’s rights under this Plan shall be exercisable during the Participant’s lifetime only by the Participant or the Participant’s legal representative.

SECTION 8

BENEFICIARY DESIGNATION

If permitted by the Committee, a Participant may name a beneficiary or beneficiaries to whom any unpaid vested Award shall be paid in event of the Participant’s death. Each such designation shall revoke all prior designations by the same Participant and shall be effective only if given in a form and manner acceptable to the Committee. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate and, subject to the terms of this Plan, any unexercised vested Award may be exercised by the Committee or executor of the Participant’s estate.

SECTION 9

DEFERRALS

The Committee, in its sole discretion, may permit a Participant to defer receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award. Any such deferral elections shall be subject to such rules and procedures as shall be determined by the Committee in its sole discretion.

SECTION 10

RIGHTS OF EMPLOYEES AND CONSULTANTS

10.1 No Effect on Employment or Service. Nothing in this Plan shall interfere with or limit in any way the right of the Company to terminate any Participant’s employment or service at any time, with or without cause.

10.2 Participation. The granting of Awards is solely in the discretion of the Committee, and no Employee, Consultant or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

SECTION 11

AMENDMENT, SUSPENSION, OR TERMINATION

The Committee, in its sole discretion, may alter, amend or terminate this Plan, or any part thereof, at any time and for any reason. However, to the extent required by Applicable Laws, no alteration or amendment shall be effective without further stockholder approval. None of the amendment, suspension, or termination of this Plan shall, without the consent of the Participant, alter or impair any rights or obligations under any Award theretofore granted. No Award may be granted during any period of suspension or after termination of this Plan.

SECTION 12

TAX WITHHOLDING

12.1 Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes required to be withheld with respect to such Award.

12.2 Shares Withholding. The Committee, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy the minimum statutory tax withholding obligation, in whole or in part, by delivering to the Company Shares already owned for more than six (6) months having a value equal to the amount required to be withheld. The value of the Shares to be delivered will be based on their Fair Market Value on the date of delivery.

SECTION 13

INDEMNIFICATION

Each person who is or shall have been a member of the Committee, or of the Board, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, notion, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under this Plan or any Award Agreement and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

SECTION 14

ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR

ASSET SALE

14.1 Changes in Capitalization; No Award Repricing. Subject to any required action by the shareholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

been authorized for issuance under this Plan but as to which no Awards have yet been granted or which have been returned to this Plan upon cancellation or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award. Further, except for the adjustments provided herein, no Award may be amended to reduce its initial exercise price, and no Award may be cancelled and replaced with an Award with a lower price.

14.2 Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Committee shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Committee in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Committee may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.

14.3 Merger or Asset Sale. In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation does not agree to assume or substitute for the Award, the Participant shall fully vest in and have the right to exercise the Award as to all of the Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Committee shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this paragraph, the Award shall be considered assumed if, following the merger or sale of assets, the option or right confers the right to purchase or receive, for each Share subject to the Award immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Shares for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Committee may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share subject to the Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares in the merger or sale of assets.

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

SECTION 15

CONDITIONS UPON ISSUANCE OF SHARES

15.1 Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

15.2 Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

SECTION 16

INABILITY TO OBTAIN AUTHORITY

The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

SECTION 17

RESERVATION OF SHARES

The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of this Plan.

SECTION 18

LEGAL CONSTRUCTION

18.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

18.2 Severability. In the event any provision of this Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining parts of this Plan, and this Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

18.3 Requirements of Law. The granting of Awards and the issuance of Shares under this Plan shall be subject to all Applicable Laws. Subject to the foregoing, any grants or payments hereunder may be adjusted as reasonably required to comply with the terms of Section 409A of the Internal Revenue Code, as amended, while attempting to achieve a result whose economic impact is as similar as possible to that contemplated hereunder.

18.4 Securities Law Compliance. With respect to Section 16 Persons, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3. To the extent any provision of this Plan, Award Agreement or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

18.5 Deferred Compensation. All Awards under this Plan are intended to comply with Section 409A of the Code, and shall be interpreted and may be modified by the Committee as may be necessary to avoid the imposition of any excise tax under Section 409A of the Internal Revenue Code and the regulations thereunder.

18.6 Governing Law. This Plan and all Award Agreements shall be construed in accordance with and governed by the laws of the State of Delaware.

18.7 Captions. Captions are provided herein for convenience only, and shall not serve as a basis for interpretation or construction of this Plan.

The following words and phrases shall have the following meanings unless a different meaning is plainly required by the context:

“1934 Act” means the Securities Exchange Act of 1934, as amended. Reference to a specific section of the Exchange Act or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Affiliate” means any corporation or any other entity (including, but not limited to, partnerships and joint ventures) controlling, controlled by, or under common control with the Company.

“Affiliated SAR” means an SAR that is granted in connection with a related Option, and which automatically will be deemed to be exercised at the same time that the related Option is exercised.

“Applicable Laws” means the requirements relating to the administration of equity plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under this Plan.

“Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Performance Units, or Performance Shares.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under this Plan.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

“Committee” means the committee consisting of not less than two (2) Directors who are both “outside directors” under Rule 16b-3 and “independent directors” under the requirements of any national securities exchange or system upon which the Shares are then listed and/or traded and appointed from time to time by, and serving at the pleasure of, the Board.

“Company” means Learning Tree International, Inc., a Delaware corporation, or any successor thereto.

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

“Consultant” means an individual who provides significant services to the Company and/or an Affiliate, including a Director who is not an Employee.

“Director” means any individual who is a member of the Board.

“Disability” means a permanent and total disability within the meaning of Code Section 22(e)(3).

“Employee” means an employee of the Company or of an Affiliate, whether such employee is so employed at the time this Plan is adopted or becomes so employed subsequent to the adoption of this Plan.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended. Reference to a specific section of ERISA shall include such section, any valid regulation promulgated thereunder, and any comparable provision of any future legislation amending, supplementing or superseding such section.

“Fair Market Value” means as of any date, the value of a Share determined as follows:

If the Shares are listed on any established stock exchange or a national market system, including without limitation the Nasdaq Global Select Market, The Nasdaq Global Market or The Nasdaq Capital Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such Share (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of, or the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable;

If the Shares are regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of the Shares shall be the mean between the high bid and low asked prices for the Shares on the day of, or the last market trading day prior to, the day of determination, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or

In the absence of an established market for the Shares, the Fair Market Value shall be determined in good faith by the Committee.

“Freestanding SAR” means a SAR that is granted independently of any Option.

“Incentive Stock Option” or “ISO” means an option to purchase Shares, which is designated as an Incentive Stock Option and is intended to meet the requirements of Section 422 of the Code.

“Non-qualified Stock Option” means an option to purchase Shares which is not intended to be an Incentive Stock Option.

“Option” means an Incentive Stock Option or a Nonqualified Stock Option.

“Option Price” means the price at which a Share may be purchased pursuant to an Option.

“Participant” means an Employee, Consultant or Director who has an outstanding Award.

“Performance Share” means an Award granted to an Employee pursuant to SECTION 7 having an initial value equal to the Fair Market Value of a Share on the date of grant.

“Performance Unit” means an Award granted to an Employee pursuant to SECTION 7 having an initial value (other than the Fair Market Value of a Share) that is established by the Committee at the time of grant.

Exhibit B

LEARNING TREE INTERNATIONAL INC.

2007 EQUITY INCENTIVE PLAN

“Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions.

“Plan” means the Learning Tree International, Inc. 2007 Equity Incentive Plan, as set forth in this instrument and as hereafter amended from time to time.

“Restricted Stock” means an Award granted to a Participant pursuant to SECTION 6.

“Retirement” means, in the case of an Employee, a Termination of Employment by reason of the Employee’s retirement at or after age 62.

“Rule 16b-3” means Rule 16b-3 promulgated under the 1934 Act, and any future regulation amending, supplementing or superseding such regulation.

“Section 16 Person” means a person who, with respect to the Shares, is subject to Section 16 of the 1934 Act.

“Shares” means the shares of common stock, no par value, of the Company.

“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, that is designated as an SAR pursuant to the terms of SECTION 5.

“Subsidiary” means any “subsidiary corporation” (other than the Company) as defined in Code Section 424(f).

“Tandem SAR” means an SAR that is granted in connection with a related Option, the exercise of which shall require forfeiture of the right to purchase an equal number of Shares under the related Option (and when a Share is purchased under the Option, the SAR shall be canceled to the same extent).

“Termination of Employment” means a cessation of the employee-employer or director or other service arrangement relationship between an Employee, Consultant or Director and the Company or an Affiliate for any reason, including, without limitation, a termination by resignation, discharge, death, Disability, Retirement, or the disaffiliation of an Affiliate, but excluding any such termination where there is a simultaneous reemployment or re-engagement by the Company or an Affiliate.

Learning Tree International

1805 LIBRARY STREET
RESTON, VA 20190

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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
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VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Learning Tree International, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: LRNTR1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

LEARNING TREE INTERNATIONAL, INC.

1. Vote On Directors

Election of Three (3) Class III Directors:

NOMINEES: **01) David C. Collins**
02) Eric R. Garen
03) George T. Robson

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Vote On Proposals

	For	Against	Abstain
2. Approve the 2007 Equity Incentive Plan.	☐	☐	☐
3. Decrease in authorized Preferred Stock shares.	☐	☐	☐

In their discretion, the proxies are authorized to vote "FOR" the election of such substitute nominee(s) for director(s) as the Board of Directors of the Company shall select, and upon other such matters as may come before the Annual Meeting.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ Yes ☐ No

Note: Please date and sign exactly as your name(s) appear(s) on this proxy card. If shares are registered in more than one name, all such persons should sign. A corporation should sign in its full corporate name by a duly authorized officer, stating his title. When signing as attorney, executor, administrator, trustee or guardian, please sign in your official capacity and give your full title as such. If a partnership, please sign in the partnership name by an authorized person.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

PROXY

LEARNING TREE INTERNATIONAL, INC.

Proxy for Annual Meeting of Stockholders to be held June 19, 2007

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders of Learning Tree International, Inc. ("Learning Tree") dated April 30, 2007, and the accompanying Proxy Statement relating to the above-referenced Annual Meeting, and hereby appoints David C. Collins or Nicholas R. Schacht, with full power of substitution in each, as attorneys and proxies of the undersigned.

Said proxies are hereby given authority to vote all shares of Common Stock, $.0001 par value, of Learning Tree which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Learning Tree, to be held at 10:00 a.m., local time, on Tuesday, June 19, 2007, at Learning Tree International, 1805 Library Street, Reston, Virginia 20190, and at any and all adjournments or postponements thereof (the "Annual Meeting"), on behalf of the undersigned on the matters set forth on the reverse side hereof and in the manner designated thereon.

The Board of Directors of Learning Tree solicits this proxy, and when properly executed, the shares represented hereby will be voted in accordance with the instructions in this proxy. If no direction is made, this proxy will be voted FOR the election of all nominees named as Directors of Learning Tree on the reverse side hereof.

Address Changes/Comments: ______________________________

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(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

PLEASE MARK, DATE AND SIGN ON THE REVERSE SIDE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.